UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 30, 2025

Ultragenyx Pharmaceutical Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-36276	27-2546083
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Leveroni Court
Novato, California		94949
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 415 483-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RARE	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On December 30, 2025, Ultragenyx Pharmaceutical Inc. (the “Company”) issued a press release announcing that that it has completed the rolling submission of its Biologics License Application (“BLA”) to the U.S. Food and Drug Administration (the “FDA”) seeking approval for DTX401 AAV gene therapy (pariglasgene brecaparvovec) as a treatment for Glycogen Storage Disease Type Ia (“GSDIa”). The BLA for DTX401 is based on data from a clinical development program that includes 52 treated patients and up to six years of follow-up. Previously announced data from the randomized, double-blind, placebo-controlled Phase 3 GlucoGene study demonstrate that patients treated with DTX401 experienced significant and clinically meaningful reductions in both the quantity and frequency of daily cornstarch intake while maintaining low levels of hypoglycemia, improved levels of euglycemia, and improved fasting tolerance. These clinical benefits translated to meaningful improvements in patient-reported quality of life, as measured by the Patient Global Impression of Change scale. DTX401 was well tolerated with an acceptable safety profile.

The Company was previously granted rolling review and submitted the non-clinical and clinical modules to the FDA in August 2025 and has now completed the package through submission of the chemistry, manufacturing and controls module.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as, but not limited to, “anticipates,” “continue,” “will,” or other similar terms or expressions that concern the Company’s expectations, plans and intentions. Forward-looking statements include, without limitation, statements related to the Company’s expectations and projections regarding its future operating results and financial performance, business plans and objectives for DTX401, expectations regarding the tolerability and safety of DTX401, expectations regarding the adequacy of clinical data to support the marketing application and approval of DTX401, the company’s intent to file, and potential timing and success of, the marketing application and other regulatory approvals for DTX401, expectations regarding receiving potential approval of DTX401, expectations regarding the prevalence of patients of DTX401, future regulatory interactions, the value to be generated by DTX401, and future clinical and regulatory developments for DTX401 are forward-looking statements within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties that could cause our clinical development programs, collaboration with third parties, future results, performance or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, the uncertainty of clinical drug development and unpredictability and lengthy process for obtaining regulatory approvals, the ability of the company to successfully develop DTX401, the Company’s ability to achieve its projected development goals in its expected timeframes, risks related to adverse side effects, risks related to reliance on third party partners to conduct certain activities on the Company’s behalf, the Company’s limited experience in operating its own manufacturing facility, the ability of the Company and its third party manufacturers to comply with regulatory requirements, smaller than anticipated market opportunities for the Company’s products and product candidates, manufacturing risks, competition from other therapies or products and other matters that could affect sufficiency of existing cash, cash equivalents and short-term investments to fund operations, the Company’s future operating results and financial performance, the timing of clinical trial activities and reporting results from same, and the availability or commercial potential of the Company’s products and drug candidates. The Company undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see the Company's Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (SEC) on November 5, 2025, and its subsequent periodic reports filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ultragenyx Pharmaceutical Inc.

Date:	December 30, 2025	By:	/s/ Howard Horn
Howard Horn Executive Vice President, Chief Financial Officer, Corporate Strategy